UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant   ☑
Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☑ Preliminary Proxy Statement
☐  Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))
☐  Definitive Proxy Statement
☐  Definitive Additional Materials
☐  Soliciting Material under Rule 14a-12

BROOKLYN CHEESECAKE & DESSERTS COMPANY, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑  No fee required

☐  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:
(2)  Aggregate number of securities to which transaction applies:
(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)  Proposed maximum aggregate value of transaction:
(5)  Total fee paid:

☐  Fee paid previously with preliminary materials.

☐  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount Previously Paid:
(2)  Form, Schedule or Registration Statement No.:
(3)  Filing Party:
(4)  Date Filed:

February 25, 2015

TO OUR SHAREHOLDERS:

Our Board of Directors has called and invites you to attend a Special Meeting of Shareholders of Brooklyn Cheesecake & Desserts Company, Inc. (together with any subsidiaries, the “Company”, “Brooklyn Cheesecake”, “we”, “us” or “our”). This meeting will be held on March 23, 2015 at 12:30 p.m. Eastern Time at the Atlanta National Golf Club, located at 350 Tournament Players Drive, Alpharetta, Georgia 30004.

At this meeting, you will be asked to authorize our Board of Directors to:

(1)	Authorize the change of the Company’s name from Brooklyn Cheesecake & Desserts Company, Inc. to Meridian Waste Solutions, Inc.
(2)
Amend the Articles of Incorporation for the Company to permit shareholders to approve action by written consent setting forth the action so taken, signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

The enclosed Notice of Special Meeting of Shareholders contain details about the business to be conducted at the meeting. To ensure that your shares are represented at the meeting, we urge you to mark your choice on the enclosed proxy card, sign and date the card and return it promptly in the envelope provided.

Even if you plan to attend the meeting, you are requested to sign, date and return the proxy card in the enclosed envelope. If you attend the meeting after having returned the enclosed proxy card, you may revoke your proxy, if you wish, and vote in person. If you would like to attend and your shares are not registered in your own name, please ask the broker, trust, bank or other nominee that holds the shares to provide you with evidence of your share ownership.

Thank you for your support.

Sincerely,

February 25, 2015	/s/ Jeffrey Cosman Jeffrey Cosman Chief Executive Officer

Milton, GA

BROOKLYN CHEESECAKE & DESSERTS COMPANY, INC.
12540 Broadwell Road, Suite 1203
Milton, GA 30004
(678) 871-7457

NOTICE OF SPECIAL
MEETING OF SHAREHOLDERS
TO BE HELD
March 23, 2015

To Our Shareholders:

Brooklyn Cheesecake & Desserts Company, Inc. (the “Company”) will hold a Special Meeting of Shareholders at the Atlanta National Golf Club located at 350 Tournament Players Drive, Alpharetta, Georgia 30004 on March 23, 2015, for the following purposes:

(1)	Authorize the change of the Company’s name from Brooklyn Cheesecake & Desserts Company, Inc. to Meridian Waste Solutions, Inc. (the “Name Change”); and
(2)
Amend the Articles of Incorporation for the Company to permit shareholders to approve action by written consent setting forth the action so taken, signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted (the “Written Consent Amendment”).

The holders of record of the Company’s common stock (“Common Stock”) at the close of business on February 24, 2015 are entitled to notice of and to vote at the Special Meeting with respect to the Name Change and Written Consent Amendment. The holders of record of at least a majority of the shares of Common Stock of the Company entitled to vote must be present in person or represented by proxy in order to hold the Special Meeting. Accordingly, it is important that your shares be represented at the meeting. Whether or not you plan to attend the Special Meeting, please complete the enclosed proxy card and sign, date and return it promptly in the enclosed postage-paid envelope. If you do plan to attend the Special Meeting in person, you may withdraw your proxy and vote personally on all matters brought before the Special Meeting. The Board of Directors recommends that you vote FOR the Name Change and Written Consent Amendment.  This matter is more fully described in the Proxy Statement accompanying this Notice.

By Order of the Board of Directors,

Date: February 25, 2015	/s/ Jeffrey Cosman Jeffrey Cosman Chief Executive Officer

BROOKLYN CHEESECAKE & DESSERTS COMPANY, INC.
12540 Broadwell Road, Suite 1203, Milton, GA 30004
__________________________

PROXY STATEMENT
__________________________

SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON MARCH 23, 2015

GENERAL INFORMATION ABOUT THE PROXY
STATEMENT AND SPECIAL MEETING

GENERAL

This Proxy Statement is being furnished to the shareholders of Brooklyn Cheesecake & Desserts Company, Inc. in connection with the solicitation of proxies by our Board of Directors (the “Board of Directors” or the “Board”) for use at the Special Meeting of Shareholders to be held at the Atlanta National Golf Club located at 350 Tournament Players Drive, Alpharetta, Georgia 30004 on March 23, 2015, and at any and all adjournments or postponements thereof (the “Special Meeting”) for the purpose set forth in the accompanying Notice of Special Meeting of Shareholders.  Accompanying this Proxy Statement is a proxy/voting instruction form (the “Proxy”) for the Special Meeting, which you may use to indicate your vote as to the proposal described in this Proxy Statement.  It is contemplated that this Proxy Statement and the accompanying form of Proxy will be first mailed to Brooklyn Cheesecake’s shareholders on or about March 9, 2015.

VOTING SECURITIES

Only shareholders of record as of the close of business on February 24, 2015 (the “Record Date”) will be entitled to vote at the Special Meeting and any adjournment or postponement thereof.  As of February 25, 2015, there were  11,357,811 shares of Common Stock (“Common Stock”), issued and outstanding and entitled to vote, representing approximately 36 holders of record, with each share of Common Stock entitled to one vote.  Shareholders may vote in person or by proxy.  As of February 25, 2015, there were 51 shares of Series A Preferred Stock (“Series A Preferred”), issued and outstanding and entitled to vote, with each one share of Series A Preferred having voting rights equal to (x) 0.019607 multiplied by the total issued and outstanding Common Stock eligible to vote at the time of the respective vote (the “Numerator”), divided by (y) 0.49, minus (z) the Numerator. As of February 25, 2015, there were 71,210 shares of Series B Preferred Stock (“Series B Preferred”), issued and outstanding and entitled to vote, representing three holders of record, with each share of Series B Preferred entitled to one vote.  The presence in person or by proxy of the holders of a majority of the total voting power of the issued and outstanding Common Stock, Series A Preferred and Series B Preferred is necessary to constitute a quorum at this meeting. In the absence of a quorum at the meeting, the meeting may be postponed or adjourned from time to time without notice, other than announcement at the meeting, until a quorum is formed. The enclosed Proxy reflects the number of shares that you are entitled to vote.

The approval of at least a majority of the votes cast by the holders of Common Stock, Series A Preferred Stock and Series B Preferred Stock outstanding as of the record date and entitled to vote at the Special Meeting is required to approve the Name Change and Written Consent Amendment. Abstentions are counted as “shares present” at the meeting for purposes of determining the presence of a quorum, while broker non-votes (which result when a broker holding shares for a beneficial owner has not received timely voting instructions on certain matters from such beneficial owner) are not considered “shares present” with respect to any matter. Abstentions will operate in the same manner as a vote against such proposal.

VOTING OF PROXIES

All valid proxies received prior to the Special Meeting will be voted.  The Board of Directors recommends that you vote by proxy even if you plan to attend the Special Meeting.  To vote by proxy, you must fill out the enclosed Proxy, sign and date it, and return it in the enclosed postage-paid envelope.  Voting by proxy will not limit your right to vote at the Special Meeting if you attend the Special Meeting and vote in person.  However, if your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy executed in your favor, from the holder of record to be able to vote at the Special Meeting.

REVOCABILITY OF PROXIES

All Proxies which are properly completed, signed and returned prior to the Special Meeting, and which have not been revoked, will be voted in favor of the proposals described in this Proxy Statement unless otherwise directed. A shareholder may revoke his or her Proxy at any time before it is voted either by filing with the Secretary of the Company, at its principal executive offices located at 12540 Broadwell Road, Suite 1203, Milton, GA 30004, a written notice of revocation or a duly-executed Proxy bearing a later date or by attending the Special Meeting and voting in person.

DISSENTER’S RIGHTS

Holders of our voting securities do not have dissenter’s rights under New York law in connection with the proposals contemplated by this Proxy.

REQUIRED VOTE

Assuming the presence of a quorum at the Special Meeting:

The affirmative vote of a majority of the votes cast by the shares of Common Stock, Series A Preferred shares and/or Series B Preferred shares present at the meeting, in person or by proxy, and entitled to vote is required to approve the Name Change and Written Consent Amendment (the “Actions”).

Votes shall be counted by one or more persons who shall serve as the inspectors of election. The inspectors of election will canvas the shareholders present in person at the meeting, count their votes and count the votes represented by proxies presented.  For purposes of determining the votes cast with respect to any matter presented for consideration at the meeting, only those votes cast “FOR” or “AGAINST” are included. However, if a proxy is signed but no specification is given, the shares will be voted “FOR” the proposed name chance and amendment to the articles of incorporation.

SHAREHOLDERS LIST

For a period of at least ten days prior to the Special Meeting, a complete list of shareholders entitled to vote at the Special Meeting will be available at the principal executive offices of the Company located at 12540 Broadwell Road, Suite 1203, Milton, GA 30004 so that stockholders of record may inspect the list only for proper purposes.

EXPENSES OF SOLICITATION

The Company will pay the cost of preparing, assembling and mailing this proxy-soliciting material, and all costs of solicitation, including certain expenses of brokers and nominees who mail proxy material to their customers or principals.

PRINCIPAL SHAREHOLDERS

The following table sets forth, as of February 25, 2015, certain information with respect to the beneficial ownership of our Common Stock by each shareholder known by us to be the beneficial owner of more than 5% of our Common Stock and by each of our current directors and executive officers. Each person has sole voting and investment power with respect to the shares of Common Stock, except as otherwise indicated.

This table is prepared based on information supplied to us by the listed security holders, any Schedules 13D or 13G and Forms 3 and 4, and other public documents filed with the SEC.

Under the rules of the Securities and Exchange Commission, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to vote or direct the voting of the security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under the Securities and Exchange Commission rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary beneficial interest.

Shares of Common Stock which an individual or group has a right to acquire within 60 days pursuant to the exercise or conversion of options are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table below.

Shareholder	Common Stock Owned Beneficially		Percent of Class (1)		Series A Preferred Stock Owned Beneficially (2)	Percent of Class (2)
Jeffrey Cosman, Chairman, Chief Executive Officer	6,661,652	(3)	58.65	%(3)	51	100%
All directors and officers as a group (1 person)	6,661,652	(3)	58.65	%(3)	51	100%
_______________
(1)
Based on a total of 11,357,811 shares of Common Stock outstanding as of February 25, 2015, plus any shares of Common Stock deemed to be beneficially owned pursuant to warrants that are exercisable within 60 days from the above date.

(2)
Based on a total of 51 shares of Series A Preferred outstanding as of February 25, 2015, plus any shares of Common Stock deemed to be beneficially owned pursuant to warrants that are exercisable within 60 days from the above date.

(3)
Includes 3,322,809 shares of the common stock of the Company issued to Here to Serve Holding Corp. Mr. Cosman is the Chief Executive Officer and director of Here to Serve Holding Corp. and, accordingly, has sole voting power and sole dispositive power over such 3,322,809 shares.

There are no arrangements, known to the Company, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

Entry Into Membership Interest Purchase Agreement

On October 17, 2014, Brooklyn Cheesecake & Desserts Company, Inc. (the “Company”) entered into that certain Membership Interest Purchase Agreement (the “Purchase Agreement”) by and among Here to Serve Holding Corp., a Delaware corporation, as seller (“Here to Serve”), the Company, as parent, Brooklyn Cheesecake & Dessert Acquisition Corp., a wholly-owned subsidiary of the Company, as buyer (the “Acquisition Corp.”), the Chief Executive Officer of the Company (the “Company Executive”), the majority shareholder of the Company (the “Company Majority Shareholder”) and certain shareholders of Here to Serve (the “Here to Serve Shareholders”), pursuant to which the Acquisition Corp acquired from Here to Serve all of Here to Serve’s right, title and interest in and to (i) 100% of the membership interests of Here to Serve – Missouri Waste Division, LLC d/b/a Meridian Waste, a Missouri limited liability company (“HTS Waste”); (ii) 100% of the membership interests of Here to Serve Technology, LLC, a Georgia limited liability company (“HTS Tech”); and (iii) 100% of the membership interests of Here to Serve – Georgia Waste Division, LLC, a Georgia limited liability company (“HTS Waste Georgia”, and together with HTS Waste and HTS Tech, collectively, the “Membership Interests”).  As consideration for the Membership Interests, on October 31, 2014 (the "Closing Date") (i) the Company issued to Here to Serve 9,054,134 shares of the Company’s common stock valued at $0.35 per share or $3,168.95 according to the closing price of the Company’s common stock on October 17, 2014, (the “Common Stock”); (ii) the Company issued to the holder of Class A Preferred Stock of Here to Serve (“Here to Serve’s Class A Preferred Stock”) 51 shares of the Company’s to-be-designated Class A Preferred Stock valued at $0.051 (the “Class A Preferred Stock”), which Class A Preferred Stock shall have the rights and preferences as described in the Purchase Agreement; (iii) the Company issued to the holder of Class B Preferred Stock of Here to Serve (Here to Serve’s Class B Preferred Stock”) an aggregate of 71,120 shares of the Company’s to-be-designated Class B Preferred Stock valued at $71 (the “Class B Preferred Stock”), which Class B Preferred Stock shall have the rights and preferences as described in the Purchase Agreement (the Common Stock, the Class A Preferred Stock and the Class B Preferred Stock are referred to as the “Purchase Price Shares;”), and (iv) the Company shall assume certain assumed liabilities valued at approximately $15,637,242 (the “Initial Consideration”).

As further consideration, on the Closing Date of the transaction contemplated under the Purchase Agreement, (i) in satisfaction of all accounts payable and shareholder loans, Here to Serve paid to the Company Majority Shareholder $70,000 and (ii) Here to Serve purchased from the Company Majority Shareholder 230,000 shares of the Company’s common stock for a purchase price of $230,000, with such shares cancelled immediately after such purchase.  Pursuant to the Purchase Agreement, to the extent Purchase Price Shares are issued to individual shareholders of Here to Serve at or upon closing of the Purchase Agreement: (i) shares of common stock of Here to Serve held by the individuals listed on Schedule 2.2 of the Purchase Agreement valued at $2,564,374.95 will be cancelled in accordance with such Schedule 2.2; (ii) 1,000,000 shares of Here to Serve’s Class A Preferred Stock valued at $1,000 will be cancelled; and (iii) 71,120 shares of Here to Serve’s Class B Preferred Stock valued at $7,121,000 will be cancelled (the “Additional Consideration”).

The closing of the Purchase Agreement resulted in a change of control of Brooklyn Cheesecake & Desserts Company, Inc.

The description of the Purchase Agreement set forth above is qualified in its entirety by reference to the full text of such Purchase Agreement filed on January 23, 2015 as Exhibit 10.1 to the Current Report on Form 8-K/A and is incorporated herein by reference.

Additionally, the Company hereby incorporates by reference the following filings to disclose the information as required by Item 14, and Item 13(a) as applicable, of Schedule 14:

●	Annual Report on Form 10-K filed with the Securities and Exchange Commission on April 14, 2014;
●	Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on November 14, 2014; and
●	Current Report on Form 8-K/A filed with the Securities and Exchange Commission on February 17, 2015.

PROPOSAL 1

AUTHORIZATION TO CHANGE THE NAME OF THE COMPANY TO MERIDIAN WASTE SOLUTIONS, INC.

Description of Proposal

The Name Change and Written Consent Amendment will become effective on the date that we file the Certificate of Amendment to the Certificate of Incorporation of the Company (the “Amendment”) with the Secretary of State of the State of New York.  We intend to file the Amendment with the Secretary of State of the State of New York promptly after the Special Meeting.

We currently expect to file the Amendment on or about March 24, 2015.

Prior to filing the amendment to the Articles of Incorporation reflecting the Name Change, we must first notify FINRA by filing the Issuer Company Related Action Notification Form no later than ten (10) days prior to the anticipated record date of the Name Change.  Our failure to provide such notice may constitute fraud under Section 10 of the Exchange Act.

Purposes and Effects of the Proposal

We believe that changing the name of the Company to Meridian Waste Solutions, Inc. will more accurately reflect and represent to the public the business of the Company.  In connection with the name change, we intend to file with FINRA a request to obtain a new ticker symbol.

Required Vote

The approval of the adoption of the Proposal for the authorization to change the name of the Company from Brooklyn Cheesecake & Desserts Company, Inc. to Meridian Waste Solutions, Inc. requires the affirmative vote of a majority of the votes of the outstanding shares of our Common Stock, Series A Preferred and Series B Preferred. Abstentions and broker non-votes are not affirmative votes and, therefore, will have the same effect as a vote against such proposal.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE PROPOSAL, AND UNANIMOUSLY RECOMMENDS THAT THE COMPANY'S SHAREHOLDERS VOTE FOR APPROVAL OF THE PROPOSAL TO AUTHORIZE THE NAME CHANGE.

PROPOSAL 2

AMENDING THE ARTICLES OF INCORPORATION TO ALLOW FOR ACTIONS TO BE APPROVED BY MAJORITY SHAREHOLDER WRITTEN CONSENT

Description of Proposal

The primary purpose of the Majority Consent Amendment is for general corporate purposes, including, without limitation, to facilitate capital raising, merger and acquisition opportunities, the issuance of stock dividends or stock splits, and other general corporate purposes.

The adoption of the Majority Consent Amendment would result in the holder(s) of all issued and outstanding shares of Series A Preferred, voting together by written consent, having the ability to authorize corporate actions on behalf of the shareholders, except as may be limited by applicable law.

The Majority Consent Amendment would be effected by amending the Company’s Certificate of Incorporation, as amended, to include the following new Article TENTH:

“TENTH: Whenever the Corporation’s shareholders are required or permitted to take any action by vote, such action may be taken without a meeting on written consent, setting forth the action so taken, signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.”

Possible Anti-takeover Effects of the Proposal

The Majority Consent Amendment, given that the Series A Preferred is issued and outstanding, could, under certain circumstances, result in discouraging, delaying or preventing a change in control of the Company.  For example, the holder(s) of all issued and outstanding shares of Series A Preferred, voting together by written consent, could veto a change in control approved by the Board of Directors.  The effect of such provisions could delay or frustrate a merger, tender offer or proxy contest, the removal of incumbent directors, or the assumption of control by shareholders, even if such proposed actions would be beneficial to our shareholders.  This could include discouraging bids even if such bid represents a premium over our then existing trading price and thereby prevent shareholders from receiving the maximum value for their shares.  Please note that the Majority Consent Amendment has not been proposed by the Board of Directors for an anti-takeover related purpose and the Board of Directors has no knowledge of any current efforts to obtain control of the Company or to effect large accumulations of our voting stock.

Purposes and Effects of the Proposal

The Board believes the Majority Consent Amendment is necessary and advisable in order to create flexibility in today’s competitive and rapidly changing environment. By allowing for increased flexibility in taking corporate actions, the effect of the Majority Consent Amendment is expected to facilitate potential strategic transactions, including, among other things, acquisitions, strategic partnerships, joint ventures, restructurings, business combinations and investments. Assurances cannot be provided that any such transactions will be consummated on favorable terms or at all, that they will enhance stockholder value or that they will not adversely affect the Company’s business or the trading price of the Common Stock.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE PROPOSAL, AND UNANIMOUSLY RECOMMENDS THAT THE COMPANY'S SHAREHOLDERS VOTE FOR APPROVAL OF THE MAJORITY CONSENT AMENDMENT

EXECUTIVE OFFICERS

EXECUTIVE COMPENSATION

Brooklyn Cheesecake & Desserts Company, Inc. Summary Compensation

The following summary compensation table sets forth all compensation awarded to, earned by, or paid to the named executive officers paid by Brooklyn Cheesecake & Desserts Company, Inc. during the period from 2012 through 2014.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Totals ($)
Jeffrey S. Cosman(1)	2014	0	0	0	0	0	0	0	0
Chief Executive Officer	2013	0	0	0	0	0	0	0	0
and Director	2012	0	0	0	0	0	0	0	0

Anthony J. Merante(2)	2014	0	0	0	0	0	0	0	0
Former President, Former Chief Executive Officer	2013	0	0	0	0	0	0	0	0
and Former Chief Financial Officer	2012	0	0	0	0	0	0	0	0

(1) On October 31, 2014, Mr. Jeffrey S. Cosman was appointed Chief Executive Officer and Director of the Company.
(2) On October 31, 2014, Mr. Anthony J. Merante resigned from all officer positions with the Company. On November 19, 2014, Mr. Merante resigned from his position as Director of the Company.

Option Grants

There were no individual grants of stock options to purchase our common stock made to the executive officers named in the Summary Compensation Table from 2012 through 2014.

Employment Agreements

None.

COMPENSATION OF DIRECTORS

Currently the Company does not pay its board members for their service to the Board but, it may do so in the future.

SHAREHOLDER PROPOSALS

Proposals of shareholders intended to be included in the Proxy Statement relating to the Company’s 2014 Annual Meeting of Shareholders (the “2014 Annual Meeting”) pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (“Rule 14a-8”) must be received by the Company no later than 30 days prior to the date of printing and mailing our material for the 2014 Annual Meeting and must otherwise comply with the requirements of Rule 14a-8.

Proposals of shareholders submitted for consideration at the Company’s 2014 Annual Meeting, outside of the Rule 14a-8 process, must be received by the Company by the later of 60 days before the 2014 Annual Meeting. If such timely notice of a proposal is not given, the proposal may not be brought before the 2014 Annual Meeting.

A stockholder proposal is a stockholder's recommendation or requirement that the Company and/or the Board take action, which the stockholder intends to present at the 2014 Annual Meeting of the Company's stockholders. The proposal should state as clearly as possible the course of action that the stockholder believes the Company should follow and should be accompanied by a supporting statement. The proposal, including the accompanying supporting statement, may not exceed 500 words. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements. As the rules of the SEC make clear, simply submitting a proposal does not guarantee that it will be included.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16 of the Securities Exchange Act of 1934 requires the Company’s executive officers, directors and more than 10% shareholders (“Insiders”) to file with the Securities and Exchange Commission and the Company reports of their ownership of the Company’s securities.  Based upon the Company’s actual knowledge, all Section 16 reporting requirements applicable to Insiders during the fiscal year ended June 30, 2013 were satisfied on a timely basis.

OTHER MATTERS

The Board of Directors does not know of any matters other than those mentioned above to be presented to the meeting. If any other matters do come before the meeting, the persons named in the Proxy will exercise their discretion in voting thereof.

MISCELLANEOUS

All information contained in this Proxy Statement relating to the occupations, affiliations and securities holdings of directors and officers of the Company and their relationship and transactions with the Company is based upon information received from directors and officers. All information relating to any beneficial owners of more than 5% of the Company’s Common Stock is based upon information contained in reports filed by such owner with the Commission.

Exhibit No.	Description

99.1
Here to Serve Holding Corp.’s Audited financial statements for the fiscal years ended September 30, 2013 and September 30, 2012 (incorporated herein by reference to the Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on January 29, 2015)

99.2
Meridian Waste Services, LLC Audited financial statements for the fiscal years ended December 31, 2013 and 2012 (incorporated herein by reference to the Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on January 29, 2015)

99.3
Here to Serve Holding Corp.’s Unaudited financial statements for the nine months ended June 30, 2014 and 2013 (incorporated herein by reference to the Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on January 29, 2015)

99.4
Brooklyn Cheesecake & Desserts Company, Inc. Unaudited Pro Forma Information (incorporated herein by reference to the Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on January 29, 2015)

By Order of the Board of Directors,

Date: February 25, 2015	/s/ Jeffrey Cosman
Jeffrey Cosman
Chief Executive Officer

☐FOLD AND DETACH HERE AND READ THE REVERSE SIDE☐

PROXY

BROOKLYN CHEESECAKE & DESSERTS COMPANY, INC.

SPECIAL MEETING OF SHAREHOLDERS — MARCH 23, 2015

The undersigned shareholder of Brooklyn Cheesecake & Desserts Company, Inc. (the “Company”) hereby appoints Jeffrey Cosman as the attorney and proxy of the undersigned, with full power of substitution, to vote, as indicated herein, all the Common Stock of the Company standing in the name of the undersigned at the close of business on February 24, 2015 at the Special Meeting of Shareholders of the Company to be held at the Atlanta National Golf Club located at 350 Tournament Players Drive, Alpharetta, Georgia 30004, at 12:30  PM Eastern Time on the 23rd day of March, 2015, and at any and all adjournments thereof, with all the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting on the following matters.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND WILL BE VOTED FOR THE PROPOSALS LISTED BELOW UNLESS OTHERWISE INDICATED. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE PROPOSAL LISTED BELOW.

(Continued, and to be marked, dated and signed, on the other side)

FOLD AND DETACH HERE AND READ THE REVERSE SIDE
PROXY BY MAIL

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND WILL BE VOTED FOR THE ELECTION OF THE PROPOSED DIRECTORS AND FOR THE ABOVE PROPOSALS UNLESS OTHERWISE INDICATED. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AND FOR THE PROPOSALS LISTED BELOW.
Please mark boxes [*] or [X] in blue or black ink.	☒

	FOR	AGAINST	ABSTAIN
1.Proposal: Authorizing the Company name change to Meridian Waste Solutions, Inc.
2. Proposal:Amending the Articles of Incorporation to allow majority shareholder written consent

To Authorizing the Company name change to Meridian Waste Solutions, Inc	☐	☐	☐

To Amending the Articles of Incorporation to allow majority shareholder written consent, by adding the following new Article TENTH:	☐	☐	☐
“TENTH: Whenever the Corporation’s shareholders are required or permitted to take any action by vote, such action may be taken without a meeting on written consent, setting forth the action so taken, signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.”

PROXY NUMBER:

ACCOUNT NUMBER:

Signature _________________________ Print Name ________________________ Signature ________________________ Print Name ________________________ DATED: _____________________,

SIGNATURE(S) should be exactly as name or names appear on this Proxy. If stock is held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

[Sign, date and return the Proxy Card promptly using the enclosed envelope.]